                                                             Exhibit 99.906.Cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Arizona Municipals Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Arizona Municipals Fund) on Form N-CSR for the period ended January 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Arizona Municipals
         Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Arizona Municipals Fund)

Date: March 18, 2004
      --------------


 /s/ James L. O'Connor
--------------------------------
James L. O'Connor
Treasurer

Date: March 18, 2004
      --------------


 /s/ Thomas J. Fetter
--------------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Colorado Municipals Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Colorado Municipals Fund) on Form N-CSR for the period ended January 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Colorado Municipals
         Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Colorado Municipals Fund)

Date: March 18, 2004
      --------------


/S/ James L. O'Connor
--------------------------------
James L. O'Connor
Treasurer

Date: March 18, 2004
      --------------


/S/ Thomas J. Fetter
--------------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Connecticut Municipals Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Connecticut Municipals Fund) on Form N-CSR for the period ended January 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Connecticut Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Connecticut Municipals
Fund)

Date: March 18, 2004
      --------------


/S/ James L. O'Connor
--------------------------------
James L. O'Connor
Treasurer

Date: March 18, 2004
      --------------


/S/ Thomas J. Fetter
--------------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Michigan Municipals Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Michigan Municipals Fund) on Form N-CSR for the period ended January 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Michigan Municipals
         Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Michigan Municipals Fund)

Date: March 18, 2004
      --------------


 /s/ James L. O'Connor
--------------------------------
James L. O'Connor
Treasurer

Date: March 18, 2004
      --------------


 /s/ Thomas J. Fetter
--------------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Minnesota Municipals Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Minnesota Municipals Fund) on Form N-CSR for the period ended January 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Minnesota Municipals
         Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Eaton Vance Municipals Trust (On behalf of Eaton Vance Minnesota Municipals
Fund)

Date: March 18, 2004
      --------------


/S/ James L. O'Connor
--------------------------------
James L. O'Connor
Treasurer

Date: March 18, 2004
      --------------


/S/ Thomas J. Fetter
--------------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance New Jersey Municipals Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance New Jersey Municipals Fund) on Form N-CSR for the period ended January 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance New Jersey Municipals
         Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Eaton Vance Municipals Trust (On behalf of Eaton Vance New Jersey Municipals
Fund)

Date: March 18, 2004
      --------------


/S/ James L. O'Connor
--------------------------------
James L. O'Connor
Treasurer

Date: March 18, 2004
      --------------


/S/ Thomas J. Fetter
--------------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Pennsylvania Municipals Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Pennsylvania Municipals Fund) on Form N-CSR for the period ended January 31, 2004 (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Pennsylvania Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Eaton Vance Municipals Trust (On behalf of Eaton Vance Pennsylvania Municipals
Fund)

Date: March 18, 2004
      --------------


 /s/ James L. O'Connor
--------------------------------
James L. O'Connor
Treasurer

Date: March 18, 2004
      --------------


 /s/ Thomas J. Fetter
--------------------------------
Thomas J. Fetter
President